Exhibit 32.2

CONTANGO OIL & GAS COMPANY

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Contango Oil & Gas Company (the “Company”) on Form 10-Q for the quarter ended September 30, 2020 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, E. Joseph Grady, Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2020	By:	/s/ E. JOSEPH GRADY
E. Joseph Grady Senior Vice President and Chief Financial and Accounting Officer (Principal Financial and Accounting Officer)